                                                                Exhibit 4.1



        NUMBER          [LOGO]  BIONX                         SHARES
                                IMPLANTS inc.


            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                        CUSIP 09064Q 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


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THIS CERTIFIES THAT




is the owner of
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FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0019 PAR VALUE, OF


BIONX IMPLANTS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Michael J. O'Brien                                  /s/ David W. Anderson
----------------------  [SEAL OF BIONX IMPLANTS, INC.]  ---------------------
    Michael J. O'Brien                                      David W. Anderson
      Vice President                                          President and
       and Chief Financial                                     Chief Executive
       Officer                                                 Officer


Countersigned and Registered:
Stocktrans, Inc.
7 East Lancaster Avenue
Ardmore, PA  19003

Transfer Agent and Registrar




--------------------
Authorized Signature
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                              BIONX IMPLANTS, INC.

        The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-      Custodian
                                                          ------         -------
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                      under Uniform Gifts to
          tenants in common                               Minors Act
                                                                    ------------
                                                                       (State)


    Additional abbreviations may also be used though not in the above list.


For value received,                      hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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Please print or typewrite name and address including postal zip code of assignee

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                                                                      Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
                                  ----------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ------------------------------

                                ------------------------------------------------
                                                   SIGNATURE


         Signature Guaranteed By:

-----------------------------------------

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        Banker or Member Firm of
           a Stock Exchange



Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEM-BERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.